1 TRANSFORMING THE FUTURE Investor Update: November 2026

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, total shareholder return, dividend growth and dividend payout ratios, sales volumes, capital plans, credit ratings, credit metrics, debt-financings, construction costs, investment opportunities, corporate initiatives, rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions, including rider reconciliations; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan, including projects related to providing services to data centers and other large-scale customers; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; changes in and uncertainty around federal, state, and local legislation and regulation, including changes in rate-setting policies or procedures and environmental standards, in the enforcement of these laws and regulations and in the interpretation of regulations or permit conditions by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, including as a result of changes to government trade policies, geopolitical tensions between the U.S. and other countries, such as the war with Iran, or other new, protracted or escalating regional or international conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; the ability of the Company to successfully and/or timely adopt new technologies, including artificial intelligence; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2025, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 A Premier Energy Company in America’s Heartland * As of Oct. 30, 2026 $38.2B billion market cap* 4.8 million retail customers $53.9 billion of assets 60% ownership of American Transmission Company Ranked first overall in the 2026 E Source Large Business Customer Satisfaction Study

4 $1 $2 $3 $4 $5 $6 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E 1. Estimated based on updated 2026 guidance midpoint of $5.62 per share. 2. See Appendix for reconciliation of adjusted amounts to GAAP amounts. $5.60-$5.64 $3.81 $1 $2 $3 $4 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E 3. Annualized based on 4th quarter 2015 dividend of 45.75 cents per share. 4. Annualized based on 1st quarter 2026 dividend of 95.25 cents per share. Exceeded or achieved EPS guidance2 for multiple decades History of Consistent, Strong Earnings and Dividend Growth ~6.8% CAGR1 Annualized Dividends Per Share ~6.9% CAGR Earnings Per Share GAAP Adjusted2 2026 Updated Guidance 3 4

5 22 consecutive years of exceeding or meeting top end of earnings guidance* Consistent Performance Over Time *On an adjusted basis

6 A Compelling Total Shareholder Return Proposition EPS GROWTH1 7-9%+ DIVIDEND YIELD ~3%+ + = TOTAL SHAREHOLDER RETURN 10%++ 1. Growth rate based on $5.56 per share, the midpoint of our original 2026 guidance. 6.5-7% CAGR 60-70% payout ratio2027-2031 CAGR Estimated projections of Total Shareholder Return

7 Strong Dividend Growth Continues ▪ In January, dividend was raised by 6.7% to a new annual rate of $3.81 per share* ▪ 23rd consecutive year of rewarding shareholders with higher dividends ▪ Top-decile dividend growth in industry** ▪ Included in S&P's High Yield Dividend Aristocrats Index ▪ Expect to continue to grow dividend at a rate of 6.5-7% ▪ Targeting payout ratio of 60-70% of earnings *Annualized based on the first quarter of 2026 dividend of 95.25 cents per share. ** Reflects current and expected dividends declared in 2026.

8 What’s New? Oak Creek Site Construction 1,100 MW CTs (left) 2 Bcf LNG storage (right)

9 2027 ─ 2028 Test Year Wisconsin Rate Review Outcome ▪ Authorized return on equity at 9.50% ▪ Equity ratio maintained at 53.0% ▪ Consistent earnings sharing mechanisms ▪ No sharing on first 15 bp above allowed ROE ▪ 50/50 on next 25 bp ▪ 100% to customers beyond 40 bp ▪ Final written order expected before year-end

10 Powering Industry Leaders in Our Region

11 Longer-Term Sales and Load Growth Remain Strong Wisconsin Segment Year-Over-Year 2029-2031 Electric 6.0%-8.0% Gas 0.5%-0.8% Sales Growth Forecast (weather-normalized) 2026-2031 expecting to add 4.9 GW* (~60%) of electric demand *Includes Microsoft/SE WI 3,200 MW, Oracle 1,300 MW and 400 MW of additional growth.

12 3.2 GW of Demand Forecasted Through 2031 Robust demand along I-94 Milwaukee to Chicago corridor: Microsoft Data Center ▪ Announced investment of approximately $20 billion ▪ More than 2,200 acres purchased previously, additional 70 acres purchased in October 2026 ▪ First site operations commenced in April 2026 ▪ On the VLC tariff as of June 1, 2026 Strong Regional Growth ‘Mount Pleasant AI data center will be among the world’s most advanced’ –Brad Smith, President of Microsoft BizTimes Milwaukee © Microsoft

13 Strong Regional Growth 1.3 GW of Demand Forecasted Through 2031 Vantage Data Centers is developing a large campus that will be part of OpenAI and Oracle’s partnership for the Stargate expansion: ▪ Four data center buildings under construction on 670 acres with expected investment of $15+ billion in Port Washington ▪ 4,000+ construction jobs ▪ 1,000+ permanent jobs ▪ Site potential up to 3.5 GW over time ▪ Approximately 1,900 acres © Vantage Data Centers Port Washington data center construction Oracle has met its financial security obligations, which are in line with the PSCW requirements.

14 2027-2031 Capital Plan Capital Plan – Key Drivers ▪ Identified $10.0B of additional investments compared to previous five- year plan: ▪ Generation - $8.4B increase ▪ Transmission - $1.2B increase ▪ Electric distribution - $500M increase ▪ Gas distribution - $500M increase ▪ LNG - $600M decrease

15 $12.7 $21.2 $7.6 $7.5 $1.3 $0.7 $4.7 $5.2 $7.1 $7.6 $4.1 $5.3 $37.5 $47.5 2026-2030 2027-2031 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation-Non- VLC/Bespoke Electric Generation- VLC/Bespoke N e w p la n F o rm e r p la n *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. **Includes all gas utilities and Bluewater. Electric Distribution includes $200M of substations dedicated to VLCs. A portion of Transmission, WI LNG, and WI Gas Distribution to be paid for by VLC customers. $ In billions 2027-2031 Capital Plan Supports 7% to 9%+ Long-Term EPS Growth Increasing Five-Year Capital Plan by $10.0 Billion

16 $47.5 Billion Projected Capital Spend From 2027-2031 Capital Plan Drives EPS Growth 1,981 4,254 5,009 4,650 3,768 3,485 884 1,366 1,524 1,864 1,552 1,133 189 73 16 86 203 360 1,032 1,023 976 1,060 1,093 1,062 1,200 1,692 1,553 1,471 1,434 1,475 904 1,187 1,376 910 921 924 $6,190 $9,595 $10,454 $10,041 $8,971 $8,439 - 2,000 4,000 6,000 8,000 10,000 2026 2027 2028 2029 2030 2031 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation - Non-VLC/Bespoke Electric Generation - VLC/Bespoke Depreciation at utilities expected to average $2.0B annually and $240M at ATC, over 2027-2031 period *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater. Electric Distribution includes $200M of substations dedicated to VLCs. A portion of Transmission, WI LNG, and WI Gas Distribution to be paid for by VLC customers. $ In billions

17 Diverse Portfolio of Businesses 63% 14% 4% 9% 10% WI IL MI/MN WECI ATC* By Jurisdiction By Business Based on average asset base. *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the asset base. 2031E Asset Base $72.8 billion2025A Asset Base $34.2 billion 13.4% CAGR 66% 18% 2% 3% 11% 49% 30% 2% 9% 10% 46% non-VLC/ bespoke 29% VLC/bespoke 8% 3% 3% 11% 75% Total WI Electric generation and distribution Natural gas distribution LNG (distribution and generation) WECI Electric transmission*

18 2027-2031 Capital Plan Investing $10.1B in Our Thermal Generation Fleet and LNG Capacity Rendering of Oak Creek Combustion Turbines and LNG Storage Facility Combined Cycle (CCGT) 750 MW $2.8 billion CTs and RICE Generation 3,540 MW $5.7 billion CCGT Summer Upgrades 200 MW $325 million Coal to Gas Conversions and Fuel Oil Backup $555 million Dollars exclude capital spend prior to 2027 and long-lead time equipment $9.4B in our thermal generation fleet Modern, efficient natural gas generation serves as a critical resource in our energy transformation. $740M in LNG storage facilities LNG provides a solution to ensure gas supply for power generation and to meet peak customer demand for heating. LNG Storage Facilities 4 Bcf $740 million

19 Solar 3,100 MW $6.2 billion Battery Storage* 3,450 MW $5.9 billion Wind 600 MW $1.6 billion Grand Total 7,150 MW $13.7 billion Investing $13.7 Billion in Regulated Renewables 2027-2031 Capital Plan Dollars exclude capital spend prior to 2027. *Includes 600 MW distribution BESS.

20 1,507 1,978 2,293 1,518 1,535 1,541 904 1,187 1,376 911 921 925 2026 2027 2028 2029 2030 2031 ATC WEC portion 60% Capital Drivers*: ▪ Economic Growth ▪ $1.4 billion ▪ LRTP ▪ Tranche 1 ▪ $500 million ▪ Tranche 2 ▪ $700 million ▪ $500 million additional investment expected 2032 and beyond (2025 dollars) WEC portion of ATC investment expected from 2027-2031: $5.3 billion Future Transmission Investment Projected Capital Expenditures (millions) * All amounts represent WEC’s 60% portion

21 Illinois Pipe Retirement Program (PRP) ▪ Plan to retire over 1,000 miles of older, cast and ductile iron pipe (less than 36 inches in diameter) ▪ Annual investment for pipe replacement expected to ramp up to approach $500 million in 2028 ▪ ICC ordered program to be complete by January 1, 2035

22 Projected Cash Flows and Financing Plan ($ in billions) Cash from Operations 3 $26.1 - $27.1 Common Equity $5.1 - $5.5 Dividends $8.6 - $8.8 Capital Plan 1 $42.2 Cash Uses Cash Sources Incremental Debt 2 $18.7 - $19.3 1. Excludes ATC’s capital. ATC is accounted for using the equity method. 2. Includes $4.0B - $5.0B of junior subordinated notes or other securities with equity content. 3. Cash from Operations includes tax credits used or sold and current return on CWIP 2027-2031 Cash from Operations increased $5.5 billion compared to prior plan: ~$2.5 billion of in-service rate base ~$2 billion current return on CWIP ~$1 billion tax credits from renewables and batteries

23 Credit Quality — Maintaining a Healthy Balance Sheet Current Issuer Credit Ratings Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 FFO/Debt Metrics 2027-2031 WEC Energy Group Target S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16%

24 Point Beach Power Purchase Agreement (PPA) ▪ Oracle Agreement ▪ Oracle is subscribing to a portion of the PPA throughout the end of the original agreement which is expected to save our customers $300 million in fuel costs through 2033 ▪ The Company is seeking PSCW approval of this agreement ▪ Contract Extension ▪ WEC entered into an agreement with NextEra to extend the Point Beach PPA for ~1GW of carbon-free capacity ▪ Unit 1 extended from Oct 2030 to Oct 2050 ▪ Unit 2 extended from Mar 2033 to Mar 2053 ▪ The PPA extension is expected to result in savings for customers compared to the terms of the current PPA and maintain price certainty and fuel diversity ▪ The Company is seeking PSCW approval of the PPA

25 Illinois Rate Reviews In January, Peoples Gas and North Shore Gas filed applications with the Illinois Commerce Commission: ▪ In July, PGL reduced its rate request by $58M to $144M due to rate reduction associated with settlement, certain forecasted construction cost moved to later years, and other factors. ▪ The estimated customer impact of our updated filing—if approved by state regulators—would be $7 to $8 per month for the typical Peoples Gas residential customer—down from $10 to $11 per month previously. ▪ Chicago home heating bills are among the lowest of other major U.S. cities in the coldest month. That is expected to continue with this filing. Peoples Gas North Shore Gas Current ROE 9.38% 9.38% Current Equity Ratio 50.79% 52.58% Proposed ROE 10.10% 10.10% Proposed Equity Ratio 54.0% 54.0% Forecasted 2027 Rate Base $4,671M $433M Proposed Base Rate Increase $201.3M $12.7M Order expected in Q4 2026 for new rates effective January 1, 2027

26 Coal Generation ▪ Since 2018, we have retired nearly 2,500 MW of fossil fuel generation ▪ Retirements planned: ▪ Oak Creek Units 7-8: 611 MW (targeting end of 2027) ▪ Enhancing fuel flexibility at Oak Creek Power the Future units and Weston Unit 4* ▪ Evaluating the future of Weston 3 and Columbia Units 1 and 2 *Filed for acquisition of an additional 165 MW of Weston 4 for an estimated investment of $150 million. Pending regulatory approval.

27 *Our long-term goal to achieve net carbon neutral electric generation by 2050 is aligned with global emissions pathways aimed at limiting warming to 1.5°C. Electric Generation Tracking Carbon Reduction -100 -80 -60 -40 -20 0 2005 2025 Achieved CO2 reductions (net mass) -53% Goal*: Net carbon neutral by end of 2050

28 Key Takeaways for WEC Energy Group ▪ Consistent, strong earnings growth ▪ Top-decile dividend growth ▪ Capital plan supported by economic growth ▪ Drives premium long-term EPS growth of 7.0% to 9.0%+* on a compound annual basis ▪ 100% of capital allocated to regulated businesses ▪ Poised to deliver among the best risk-adjusted returns in the industry *Estimated based on original 2026 guidance midpoint of $5.56 per share

Appendix

30 Electric Transmission 60% ownership Electric DistributionElectric Generation Natural Gas Distribution Energy Infrastructure

31 Wisconsin Very Large Customer (VLC) Tariff Approved Meets the unique needs of very large customers while protecting other customers and shareholders ▪ Applies to customers with 100 MW or more of forecasted new load ▪ Customer subscribes to a portion of one or more dedicated new generation resources ▪ Terms: Wind and solar: 20 years; depreciable life for natural gas and battery storage assets ▪ Fixed for entire term: Return on Equity range of 10.48% to 10.98% and Equity Ratio of 57% ▪ Specific ROE within range agreed upon with customers ▪ Revenues and costs recovered through tariff excluded from future rate case proceedings and earnings sharing mechanisms ▪ Early termination: Customer pays for remaining net book value, to the extent it cannot be repurposed ▪ Financial Security Requirement: If customer credit rating is below A- from S&P or below A3 for Moody’s or does not meet the financial wherewithal test (tangible net worth or liquidity), financial security which includes the net book value of the investments to serve the customer, is required PSCW written order received May 21, 2026

32 Solar Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Koshkonong Solar Park 5-BS-258 Approved 270 565E WEPCO/ WPS 90%1 2026 High Noon Solar Park 5-BS-276 270 576E 2027 Ursa Solar Park 5-BS-280 180 406E 2028 Saratoga Solar Park 135 314E 2028 Dawn Harvest Solar 5-BS-281 135 303E 2027 Good Oak Solar Park 5-CE-159 88 194E 2028 Gristmill Solar Park 60 130E 2028 Sinissippi Solar Park 6630-BS-102 Q4 2026 100 277E WEPCO 100% 2028 Whitewater Solar Park 5-BS-287 180 411E WEPCO/WPS 100% 2028 Emerald Bluffs Solar Park 5-BS-288 203 510E WEPCO 90%1 2029 Dawn Break Solar Park 5-BS-289 162 377E 2029 Fox Solar Park 5-BS-290 90 238E 2028 Akron Solar Park 5-BS-291 180 461E 2029 Superior Solar Park 5-BS-292 135 354E 2028 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site.

33 Battery Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Darien Battery Park 5-BS-255 Approved 68 140E WEPCO/WPS 90%1 2027 Koshkonong Battery Park 5-BS-258 149 272E 2027 High Noon Battery Park 5-BS-276 149 307E 2027 Saratoga Battery Park 5-BS-280 45 92E 2028 Dawn Harvest Battery Park 5-BS-281 50 106E WEPCO 100% 2028 Dawn Break Battery Park 5-BS-289 Q4 2026 162 320E WEPCO 90%1 2029 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site. Wind Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Badger Hollow Wind 5-BS-282 Approved 100 320E WEPCO/WPS 90%1 2027 Whitetail Wind 60 200E 2027

34 Project Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Oak Creek CTs 6630-CE-317 Approved 1,100 1,200E WEPCO 100% 2027/2028 Paris RICE generation 6630-CE-316 128 300E 2027 Oak Creek LNG 6630-CG-140 - 456E 2027 Rochester Lateral 6630-CG-139 - 200E 2027 ERGS Fuel Flexibility 5-CE-161 Q4 2026 - 132E WEPCO 83.34% 2028 PWGS Turbine Upgrade 6630-CE-318 100 227E WEPCO 100% 2028 Foundry Ridge CTs 6630-BS-103 270 550E 2028 Red Oak Ridge CTs 6630-BS-104 1,125 1,700E 2029/2030 Weston 4 Acquisition 5-BS-293 165 150E 2027 Thermal Generation and Other Projects

35 Responsible Governance Appointed six new independent directors since 2020 — increasing depth of utility experience of our board of directors. $24 million Contributed by our companies and foundations to nonprofit organizations in 2025. $324 million Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2025. $137 million Spent on energy efficiency and conservation in 2025. Commitment to Stewardship and Governance

36 73% 33% 7% 36% 17% 21% 3% 10% 2005 2025 2050 Coal Natural Gas Nuclear Renewables Net carbon neutral goal Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers)

37 Clean Energy Pilot Projects Investing in Innovation Organic Flow Battery Storage ▪ Leading a pilot project to test a new ‘green battery’ – a form of long-duration energy storage that incorporates environmentally friendly materials ▪ Partnering with EPRI and CMBlu Energy ▪ Project will test battery system performance, including the ability to store and discharge energy for up to twice as long as the typical lithium-ion batteries in use today Columbia Energy Storage Project ▪ 20 MW carbon dioxide-based, long duration battery project being developed at Columbia Energy Center ▪ Partnering with Energy Dome, Alliant Energy and Madison Gas and Electric ▪ Battery charges by converting CO2 into a compressed liquid stored under pressure. Liquid is converted back to gas to power a turbine generating electricity without emitting CO2

38 WEC Infrastructure Portfolio State RTO Total Project Capacity (MW) Investment (in millions) Ownership % Offtake Agreement WEC Commercial Operations Wind Bishop Hill III IL MISO 132 $166 90% WPPI Energy – 22 years 8/31/18 Upstream NE SPP 200 307 90% Affiliate of Allianz – 10 years 1/10/19 Coyote Ridge SD MISO 97 145 82%* Google Energy LLC – 12 years 12/20/19 Blooming Grove IL PJM 250 389 90% Verizon and Saint-Gobain North America – 12 years 12/8/20 Tatanka Ridge SD MISO 155 240 86%* Google Energy – 12 years Dairyland Power – 10 years 1/5/21 Jayhawk KS SPP 190 282 90%* Meta Platforms Inc. – 10 years 12/15/21 Thunderhead NE SPP 300 381 90% Verizon, GM, Ultium Cells LLC, and a Fortune 100 Company – 12 years 11/16/22 Sapphire Sky IL MISO 250 442 90% Microsoft Corp – 12 years 2/7/23 Solar Samson I TX ERCOT 250 278 90% AT&T Corp – 15 years 2/24/23 Maple Flats IL MISO 250 431 90% Verizon – 15 years 11/21/24 Delilah I TX ERCOT 300 462 90% Honda and Tesla – 15 years 12/3/24 Hardin III OH PJM 250 409 90% Microsoft Corp – 15 years 2/11/25 Total 2,624 $3,932 *99% of tax benefits

39 Company 2026 2027 2028 Wisconsin Electric – Non-VLC/Bespoke $1,455.5 $1,751.7 $1,729.0 Wisconsin Electric – VLC/Bespoke $2,057.0 $4,300.0 $5,025.0 Wisconsin Gas 243.7 305.8 270.5 Wisconsin Public Service 768.7 913.5 897.3 Upper Michigan Energy 53.8 30.2 32.2 Wisconsin Segment $4,578.7 $7,301.2 $7,954.0 Peoples Gas 435.4 745.7 761.9 North Shore Gas 42.5 61.9 51.1 Illinois Segment $477.9 $807.6 $813.0 Minnesota Energy Resources 65.1 72.2 79.4 Michigan Gas Utilities 52.2 50.8 50.5 Other States Segment $117.3 $123.0 $129.9 We Power 85.9 150.3 159.5 Bluewater 4.2 2.3 3.3 Infrastructure Investments 0.0 0.0 0.0 Nonutility Energy Infrastructure $90.1 $152.6 $162.8 Corporate and Other $22.0 $23.6 $18.3 Subtotal $5,286.0 $8,408.0 $9,078.0 ATC Investment* $904.0 $1,187.0 $1,376.0 Total WEC Capital Projection $6,190.0 $9,595.0 $10,454.0 Capital Plan Projections ($ in millions) ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. WEPCO – VLC/Bespoke includes Electric Generation and Electric Distribution – Substations dedicated to VLCs.

40 Composition of Asset Base Total 2025 Average Asset Base of $34.2 Billion Note: We Power value represents investment book value for lease calculation purposes. Company Asset Base - $B % of Total Wisconsin Electric $10.5 30.7% Wisconsin Gas 2.3 6.7 Wisconsin Public Service 5.2 15.2 Upper Michigan Energy Resources 0.5 1.5 Peoples Gas 4.4 12.9 North Shore Gas 0.4 1.2 Minnesota Energy Resources 0.5 1.5 Michigan Gas Utilities 0.4 1.2 We Power 3.2 9.3 Bluewater 0.3 0.9 WEC Infrastructure 3.2 9.3 American Transmission Company 3.3 9.6 Total $34.2 100%

41 Power the Future Investments Port Washington (Natural Gas) Oak Creek Expansion (Coal/Co-Fire Gas2) Capacity1 1,090 MW 1,030 MW ROE / Equity 12.7% / 53% 12.7% / 55% 2024 Investment Book Value for Lease Calculation Purposes1 $790 million $2.4 billion Base Lease Term 25 years 30 years Base Lease Term Expiration Unit 1 – July 2030 Unit 2 – May 2033 Unit 1 – February 2040 Unit 2 – January 2041 1. All capacity and investment amounts reflect WEC ownership only. Capacity value shown in table is amount guaranteed in lease agreement. 2. Pending PSCW approval.

42 Port Washington Power the Future Lease Renewal WEPCO filed a $227 million Turbine Upgrade project at Port Washington* Three options: ▪ Renew the lease ▪ First Renewal is 50% of last base term payment for 7 years (Unit 1 – July 2037, Unit 2 – May 2040) ▪ Turbine Project earns 100% of the original lease term (12.7% ROE and 53% equity ratio) from in service through end of 1st renewal period ▪ Purchase the unit at the FMV appraisal from appraiser approved by the PSCW ▪ Walk away We expect at this time that the renewal of the lease is the most advantageous for customers *Subject to PSCW approval.

43 National Leader in Operating Efficiency and Financial Discipline $28.51 $13.40 $18.70 $19.20 $19.50 $20.90 $21.60 $23.90 $26.50 $30.70 $90.70 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2025 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission used by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by Dec. 31, 2025 market cap W E C A V E R A G E

44 Long-Term Debt Financing Plan *Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. Issuances may include hybrid securities at the Holding Company and a Department of Energy loan for WEPCO. $ millions 2026 Maturities 2026 Issuances Completed Projected Remaining Holding Company $1,350 $2,400 WEPCO/WPS — $2,000 Other Subsidiaries $100 $100 Total Long-Term Financing $1,450 $4,500 $ millions 2027 Maturities 2027 Issuances Completed Projected Remaining* Holding Company $1,763 $2,500 - $3,500 WEPCO/WPS — $2,700 - $3,100 Other Subsidiaries $198 $300 - $400 Total Long-Term Financing $1,961 $5,500 - $7,000

45 33% Large C&I by Segment Paper/Packaging 24% Mining/Minerals 10% Foundry (SIC 33) 8% Other Manufacturing 8% Medical 7% Metal (SIC 34,35,37) 6% Food/Agriculture 6% Education 4% Chemical 3% Printing 2% Office 2% Data Centers 1% Other 19% Balanced and Diverse Sales Mix Large C&I 33% Residential and Farm 31% Small C&I 36% 2025 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

46 Estimated Decision Date Wisconsin (apps.psc.wi.gov) ▪ Decision on general rate review for new base rates effective 1/1/2027 (Dockets: WE and WG: 5-UR-112 and WPS: 6690-UR-129) ✓* Illinois (icc.illinois.gov) ▪ Decision on general rate review for new base rates effective 1/1/2027 (Dockets: PGL 26-0065 and NSG 26-0066 filed 1/5/26) Q4 2026 Regulatory Matters * Final written order expected before year-end

47 Regulatory Environment Wisconsin Commissioners Name Party Current Term Starts Current Term Ends Summer Strand Chair D 03/2023 03/2029 Kristy Nieto* D 04/2025 03/2031 Marcus Hawkins* D 04/2024 03/2027 Wisconsin ▪ Governor Tony Evers (D) ▪ Term ends January 2027 ▪ Commission ▪ Gubernatorial appointment, Senate confirmation ▪ Chairman: Gubernatorial appointment ▪ 6-year staggered terms Illinois ▪ Governor J.B. Pritzker (D) ▪ Term ends January 2027 ▪ Commission ▪ Gubernatorial appointment, Senate confirmation ▪ Chairman: Gubernatorial appointment ▪ 5-year staggered terms Illinois Commissioners Name Party Current Term Starts Current Term Ends Doug Scott Chair D 06/2023 01/2029 Conrad Reddick D 03/2023 01/2028 Michael Carrigan* D 02/2025 02/2030 Ann McCabe R 02/2022 01/2027 Stacey Paradis R 03/2023 01/2028 * Pending confirmation

48 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric – non-VLC/Bespoke4 50.50%-55.50% 9.50%2 Wisconsin Electric – VLC/Bespoke 57.00% 10.48%-10.98%3 Wisconsin Public Service4 50.50%-55.50% 9.50% Wisconsin Gas4 50.50%-55.50% 9.50% Peoples Gas 50.79% 9.38% North Shore Gas 52.58% 9.38% Minnesota Energy Resources 53.00% 9.65% Michigan Gas Utilities 50.00% 9.86% Upper Michigan Energy Resources 50.00% 9.86% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.48% 1. Represents the equity component of capital; rates are set at the midpoint of any range. 2. Earnings sharing mechanism excludes earnings from VLC customers. 3. Specific ROE within range agreed upon with customers. 4. Effective Jan. 1, 2027

49 Key Rate-Making Components State Illinois Minnesota Michigan Wisconsin Utility Gas Gas Electric and Gas Gas Electric Gas Pipeline Replacement Rider MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing (non-VLC/bespoke)* No sharing on first 15 bp above allowed ROE, 50/50 on next 25 bp, 100% to customers beyond 40 bp * Effective Jan. 1, 2027

Reconciliation of EPS (GAAP) to Adjusted EPS (Non-GAAP)

	2015	2016	2017	2023	2024	2025
EPS – GAAP basis	$2.34	$2.96	$3.79	$4.22	$4.83	$4.81
Acquisition Costs	0.39	0.01	–			
Integrys Earnings	(0.47)					
Impact of Additional Shares	0.47					
Tax Benefit Related to Tax Cuts and Jobs Act of 2017			(0.65)			
Illinois Disallowance				0.41		
QIP Disallowance					0.06	
Illinois Rider Settlement Increase						0.46
Adjusted EPS – Non-GAAP Basis*	**$2.73**	**$2.97**	**$3.14**	**$4.63**	**$4.88****	**$5.27**

* WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition; (5) a non-cash charge related to the ICC's disallowance of certain capital costs; (6) losses associated with the ICC disallowance related to its review of the 2016 Qualifying Infrastructure Plant (QIP) capital investments under the QIP rider; and (7) a charge reflecting an agreement on the terms of a proposed settlement PGL and NSG reached with the Illinois Attorney General that, if approved by the ICC, would resolve all open Illinois rider reconciliation proceedings. None of these items are indicative of WEC Energy Group's operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company's operating performance. Management uses such measures internally to evaluate the company's performance and manage its operations.

**2024 adjusted earnings per share does not add due to rounding.

WEC Energy Group

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51 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Pless Investor Relations Analyst Ashley.Pless@wecenergygroup.com 414-221-4088